                                                                   EXHIBIT 10.12
                           DATA CRITICAL CORPORATION
                             1999 STOCK OPTION PLAN


     1.   Purposes of the Plan.  The purposes of this 1999 Stock Option Plan are
          --------------------
to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees appointed
               -------------
pursuant to Section 4 of the Plan.

          (b) "Affiliate" means an entity other than a Subsidiary (as defined
               ---------
below) in which the Company owns a significant interest, directly or indirectly, as determined in the discretion of the Committee, or which, together with the Company, is under common control of a third person or entity.

          (c) "Applicable Laws"  means the legal requirements relating to the
               ---------------
administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time; provided, however, that to the extent permitted under such laws, rules, regulations and requirements, the rights of any participant under the Plan shall be determined in accordance with the law of the State of California, without giving effect to principles of conflict of law.

          (d) "Board" means the Board of Directors of the Company.
               -----

          (e) "Change of Control" means a sale of all or substantially all of
               -----------------
the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

          (f) "Code" means the Internal Revenue Code of 1986, as amended.
               ----
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          (g) "Committee" means one or more committees or subcommittees of the
               ---------
Board appointed by the Board to administer the Plan in accordance with Section 4 below.

          (h) "Common Stock" means the Common Stock of the Company.
               ------------

          (i) "Company" means Data Critical Corporation, a Delaware corporation.
               -------

          (j) "Consultant" means any person, including an advisor, who renders
               ----------
services to the Company or any Parent, Subsidiary or Affiliate and is compensated for such services, and any Director of the Company whether compensated for such services or not.

          (k) "Continuous Service" means the absence of any interruption or
               ------------------
termination of service as an Employee or Consultant to the Company or a Parent, Subsidiary or Affiliate. Continuous Service shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Parent(s), Subsidiaries, Affiliates or their respective successors. Unless otherwise determined by the Administrator or the Company, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of Continuous Service Status.

          (l) "Corporate Transaction" means a sale of all or substantially all
               ---------------------
of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

          (m) "Director" means a member of the Board.
               --------

          (n) "Employee" means any person (including, if appropriate, any Named
               --------
Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (p) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales
            ------
price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the date of determination (or if no trading or bids

                                      -2-
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occurred on the date of determination, on the last trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination (or if no bids occurred on the date of determination, on the last trading day prior to the date of determination); or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (q) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

          (r) "Listed Security" means any security of the Company that is listed
               ---------------
or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (s) "Named Executive" means any individual who, on the last day of the
               ---------------
Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (t) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

          (u) "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (v) "Option" means a stock option granted pursuant to the Plan.
               ------

          (w) "Option Agreement" means a written document, the form(s) of which
               ----------------
shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

          (x) "Option Exchange Program" means a program approved by the
               -----------------------
Administrator whereby outstanding Options are exchanged for Options with a lower exercise price.

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

          (y) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (z) "Optionee" means an Employee or Consultant who receives an Option.
               --------

          (aa) "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (bb) "Participant" means any holder of one or more Options, or the
                -----------
Shares issuable or issued upon exercise of such Options, under the Plan.

          (cc) "Plan" means this 1999 Stock Option Plan.
                ----

          (dd) "Reporting Person" means an Officer, Director or greater than 10%
                ----------------
stockholder of the Company within the meaning of Rule 16a-2 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 of the Exchange Act.

          (ee) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act,
                ----------
as amended from time to time, or any successor provision.

          (ff) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 15 of the Plan.

          (gg) "Stock Exchange" means any stock exchange or consolidated stock
                --------------
price reporting system on which prices for the Common Stock are quoted at any given time.

          (hh) "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

          (ii) "Ten Percent Holder" means a person who owns stock representing
                ------------------
more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 15 of
          -------------------------
the Plan, the maximum aggregate number of shares that may be sold under the Plan is 1,000,000 Shares of Common Stock, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2000, 2001, 2002, 2003 and 2004 equal to the lesser of (i) 250,000 Shares, (ii) two percent (2%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or
(iii) such lesser number of Shares as is determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise or purchase price for such Option or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a) General.  The Plan shall be administered by the Board or a
              -------
Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options to Employees and Consultants.

          (b) Administration with respect to Reporting Persons.  With respect to
              ------------------------------------------------
Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit grants of Options to Reporting Persons to qualify for the exemption set forth in Rule 16b-3 and to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code, and otherwise so as to satisfy the Applicable Laws.

          (c) Committee Composition.  If a Committee has been appointed pursuant
              ---------------------
to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and
Section 162(m) of the Code.

          (d) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

              (ii) to select the Employees and Consultants to whom Options may from time to time be granted;

              (iii) to determine whether and to what extent Options are granted;

              (iv) to determine the number of Shares of Common Stock to be covered by each such Option granted;

              (v) to approve forms of agreement for use under the Plan;

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

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

              (ix) to initiate an Option Exchange Program;

              (x) to construe and interpret the terms of the Plan and awards granted under the Plan; and

              (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (e) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Participants.

     5.   Eligibility.
          -----------

          (a) Recipients of Grants.  Nonstatutory Stock Options may be granted
              --------------------
to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

          (b) Type of Option.  Each Option shall be designated in the Option
              --------------
Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date of grant of such Option. In the event any Option designated as an Incentive Stock Option fails to meet the requirements set forth in this Plan for an Incentive Stock Option or as required to qualify as an incentive stock option within the meaning of Code Section 422, such Option shall not be void but instead shall be deemed a Nonstatutory Stock Option.

         (c) No Employment Rights.  The Plan shall not confer upon any
             --------------------
Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become effective upon its adoption by the
         ------------
Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7.  Term of Option.  The term of each Option shall be the term stated in
         --------------
the Option Agreement; provided however that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of such Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.  Limitation on Grants to Employees.  Subject to adjustment as provided
         ---------------------------------
in Section 12 below, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000.

     9.  Option Exercise Price and Consideration.
         ---------------------------------------

         (a) Exercise Price.  The per Share exercise price for the Shares to be
             --------------
issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

             (i) In the case of an Incentive Stock Option

                 (A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; and

                 (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option

                 (A) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than

100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code; and

          (B) granted prior to the date on which the Common Stock becomes a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; and

          (C) granted prior to the date on which the Common Stock becomes a Listed Security to any person other than a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by Applicable Law and, if not so required, shall be such price as is determined by the Administrator.

      (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a Corporate Transaction.

   (b) Permissible Consideration.  The consideration to be paid for the
       -------------------------
Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash; (2) check; (3) delivery of Optionee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to provisions of Applicable Law); (4) cancellation of indebtedness; (5) surrender of other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) authorization by the Optionee for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (8) any combination of the foregoing methods of payment; or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company, and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

  10.  Exercise of Option.
       ------------------

          (a) Vesting.  Any Option granted hereunder shall be exercisable at
              -------
such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan, and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

          (b) Procedure for Exercise.  An Option may not be exercised for a
              ----------------------
fraction of a Share. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (c) Rights as a Stockholder.  Until the issuance (as evidenced by the
              -----------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan.

          (d) Termination of Status as an Employee or Consultant.  In the event
              --------------------------------------------------
of termination of an Optionee's Continuous Service Status, such Optionee may, but only within three (3) months (or such other period of time, not less than thirty (30) days, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. Unless otherwise determined by the Administrator or the Company, no termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

          (e) Disability of Optionee.  Notwithstanding Section 10(b) above, in
              ----------------------
the event of termination of an Optionee's Continuous Service Status as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), such Optionee may, but only within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

          (f) Death of Optionee.  In the event of the death of an Optionee
              -----------------
during the period of Continuous Service Status since the date of grant of the Option, or within 30 days following termination of the Optionee's Continuous Service Status, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Service Status. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

          (g) Extension of Exercise Period.  The Administrator shall have full
              ----------------------------
power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Service Status from the periods set forth in Sections 10(d), 10(e) and 10(f) above or in the Option Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (h) Buy-Out Provisions.  The Administrator may at any time offer to
              ------------------
buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

     11.  Taxes.
          -----

          (a) As a condition of the exercise of an Option granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

          (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

          (c) This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax
                                                                       ---
Date").
-----

          (d) At the discretion of the Administrator, a Participant may satisfy his or her tax withholding obligations arising in connection with an Option by one or some combination of the following methods: (i) cash payment; (ii) payroll deduction out of the Optionee's current compensation; or (iii) if permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that (A) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

          (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

          (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12.  Non-Transferability of Options.  Options may not be transferred or
          ------------------------------
disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder); provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an

Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of Option, only by such holder or a transferee permitted by this Section 12.

     13.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such later date as is determined by the Administrator; provided however that in the case of an Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14   Adjustments Upon Changes in Capitalization, Corporate Transactions and
          ----------------------------------------------------------------------
Certain Other Transactions.
--------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares set forth in Sections 3 and 8 above, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock (including any change in the number of Shares of Common Stock effected in connection with a change of domicile of the Company), or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the dissolution or
              --------------------------
liquidation of the Company that is not a Corporate Transaction, each outstanding Option shall terminate immediately upon the consummation of such dissolution or liquidation, unless otherwise provided by the Administrator.

          (c) Acceleration of Vesting Upon a Change of Control.
              -------------------------------------------------

              (i) In the event of a Change in Control, the vesting of each outstanding Option shall automatically be accelerated so that fifty percent (50%) of the unvested shares of Common Stock covered by such Option shall be fully vested upon the consummation of the Change in Control; provided, however,
                                                             --------  -------
that the vesting of such Option shall only be accelerated to the extent that a maximum of fifty percent (50%) of the total unvested shares of Common Stock covered by all options held by Optionee (including options issued pursuant to the Company's 1994 Stock Option Plan and shares of Common Stock issued upon exercise of options that are subject to a Company right of first refusal) are accelerated and become fully vested as a result of the Change in Control.

     (ii) The vesting of each outstanding Option held by an Optionee shall be accelerated completely so that one hundred percent (100%) of the shares of Common Stock covered by such Option are fully vested and exercisable in the event that (A) such Optionee is an Executive Officer (as defined below) immediately prior to the consummation of a Change of Control and (B) within twelve (12) months of the consummation of such Change of Control, such Optionee's employment by the Company is either terminated by the Company other than for Cause (as defined below) or terminated by the Optionee for Good Reason (as defined below).

          For purposes of this Section 14c)(ii), "Executive Officer" means any officer of the Company designated as Vice President or any title senior thereto.

          For purposes of this Section 14c)(ii), "Cause" means fraud, misappropriation or embezzlement on the part of the Optionee which results in material loss, damage or injury to the Company, the Optionee's conviction of a felony involving moral turpitude, or the Optionee's gross neglect of duties.

          For purposes of this Section 14c)(ii), "Good Reason" means a material reduction in compensation or a relocation of the Optionee's principal worksite to a location more than 50 miles from the Optionee's pre-Change of Control worksite or a material reduction in responsibilities or authority as in effect before the Change of Control.

          (iii) The Administrator shall have the authority, in the Administrator's sole discretion, to provide for the automatic acceleration of any outstanding Option upon the occurrence of a Change in Control, but only to the extent that such acceleration does not interfere with any "pooling of interests" accounting treatment used in connection with the Change in Control.

      (d) Corporate Transactions; Change of Control.  In the event of a
          -----------------------------------------
Corporate Transaction, including a Change of Control, the Administrator shall, as to outstanding Options, either (i) provide that such Options shall be assumed by the by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "Successor Corporation") or that the Successor
                               ---------------------
Corporation shall substitute with respect to such Options equivalent options;
(ii) provide upon notice to Optionees that all Options, to the extent then exercisable or to be exercisable as a result of the Change of Control, must be exercised on or before a specified date (which date shall be at least five (5) days from the date of the notice), after which the Options shall terminate; or
(iii) terminate each Option in its entirety in exchange for a payment of cash, securities and/or other property equal to the excess of the Fair Market Value of the Shares with respect to which the Option is vested and exercisable immediately prior to the consummation of the transaction over the aggregate exercise price thereof. In the event of a Change of Control, all conditions and restrictions with respect to shares of restricted stock shall lapse, except to the extent such conditions and restrictions are assigned to the successor corporation (or its Parent) in connection with the Change of Control.

          For purposes of this Section 14d), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 14; provided however that if the consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

          (e) Certain Distributions.  In the event of any distribution to the
              ---------------------
Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.


     15.  Amendment and Termination of the Plan.  The Board may at any time
          -------------------------------------
amend, alter, suspend, discontinue or terminate the Plan, but no amendment, alteration, suspension, discontinuance or termination (other than an adjustment made pursuant to Section 14 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. Such consent shall be evidenced in writing signed by such Optionee or holder and the Company. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such as degree as required.

     16.  Conditions Upon Issuance of Shares.  Notwithstanding any other
          ----------------------------------
provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by Applicable Laws.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18.  Agreements.  Options shall be evidenced by Option Agreements in such
          ----------
form(s) as the Administrator shall from time to time approve.

     19.  Stockholder Approval.  If required by the Applicable Laws, continuance
          --------------------
of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

     20.  Information and Documents to Optionees and Purchasers.  Prior to the
          -----------------------------------------------------
date upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.